                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 4.1

                             [CERTIFICATE OF STOCK]

------------------------------------------------------------------------------------------------------------------------------------

   NUMBER                                       [ALPHA NATURAL RESOURCES, INC. LOGO]                           SHARES

ANR                                                ALPHA NATURAL RESOURCES, INC.

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                            COMMON STOCK                                   CUSIP 000000 00 0
 IN CANTON, MA, JERSEY CITY, NY                                                                  SEE REVERSE FOR CERTAIN DEFINITIONS
        OR NEW YORK, NY


THIS CERTIFIES THAT





is the owner of


                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

ALPHA NATURAL RESOURCES, INC., transferable on the books of the Corporation by said owner in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as amended, copies of which are on file at the office of the Transfer Agent of the Corporation, and to which reference is hereby expressly made and to all of which the holder hereof by acceptance of this certificate hereby assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile of the Corporation's seal and the facsimile signatures of its duly authorized officers.


Dated:

       -----------------                                                                       -----------------
       SIGNATURE TO COME                                                                       SIGNATURE TO COME
       -----------------                                                                       -----------------
                                    [ALPHA NATURAL RESOURCES, INC. CORPORATE SEAL 2004 DELAWARE]

                        Secretary                                                              President and Chief Executive Officer


                                                                                     COUNTERSIGNED AND REGISTERED:
                                                                                              EQUISERVE TRUST COMPANY, N.A.
                                                                                                                      TRANSFER AGENT
                                                                                                                       AND REGISTRAR

                                                                                     BY


                                                                                                                AUTHORIZED SIGNATURE


(C) SECURITY-COLUMBIAN  UNITED STATES BANKNOTE COMPANY  1960

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
-------------------------------------------------  -------------------------------------------------------
            AMERICAN BANK NOTE COMPANY              PRODUCTION COORDINATOR: VERONICA GLIATTI 931-490-1706
                711 ARMSTRONG LANE                                PROOF OF JANUARY 28, 2005
            COLUMBIA, TENNESSEE 38401                           ALPHA NATURAL RESOURCES, INC.
                 (931) 388-3003                                        TSB 18545 FACE
-------------------------------------------------  -------------------------------------------------------
       SALES: CHARLES SHARKEY: 302-731-7088                           Operator: TERESA
-------------------------------------------------  -------------------------------------------------------
 / ETHER 19 / LIVE JOBS / A / ALPHA / 18545 FACE                             NEW
-------------------------------------------------  -------------------------------------------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common                UNIF GIFT MIN ACT --                 Custodian
                                                                         ------------           ---------------------
                                                                            (Cust)                     (Minor)
TEN ENT    - as tenants by the entireties                                under Uniform Gifts to Minors
JT TEN     - as joint tenants with right                                 Act
             of survivorship and not as                                     ---------------------------------
             tenants in common                                                           (State)
                                                 UNIF TRF MIN ACT --                  Custodian (until age            )
                                                                         ------------                      ----------
                                                                            (Cust)
                                                                                               under Uniform Transfers
                                                                         ---------------------
                                                                                (Minor)
                                                                         to Minors Act
                                                                                       -----------------------------
                                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

 For value received,                       hereby sell, assign and transfer unto
                     --------------------

    PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------


----------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          shares
-------------------------------------------------------------------------

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------------



                         -------------------------------------------------------
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                         -------------------------------------------------------
                         THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN ANY APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

-------------------------------------------------  -------------------------------------------------------
            AMERICAN BANK NOTE COMPANY              PRODUCTION COORDINATOR: VERONICA GLIATTI 931-490-1706
                711 ARMSTRONG LANE                                PROOF OF JANUARY 28, 2005
            COLUMBIA, TENNESSEE 38401                           ALPHA NATURAL RESOURCES, INC.
                 (931) 388-3003                                        TSB 18545 FACE
-------------------------------------------------  -------------------------------------------------------
       SALES: CHARLES SHARKEY: 302-731-7088                           Operator: TERESA
-------------------------------------------------  -------------------------------------------------------
 / ETHER 19 / LIVE JOBS / A / ALPHA / 18545 FACE                             NEW
-------------------------------------------------  -------------------------------------------------------